UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2014

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 7, 2014, Landmark Apartment Trust of America, Inc. (the “Company”) and Landmark Apartment Trust of America Holdings, LP, the Company’s operating partnership (the “Operating Partnership”), entered into a series of definitive agreements which collectively set forth the terms and conditions pursuant to which the Company agreed to issue and sell for cash to iStar Apartment Holdings LLC (“iStar”), a Delaware limited liability company and an affiliate of iStar Financial Inc., and BREDS II Q Landmark LLC (“BREDS,” and together with iStar, the “Investors”), a Delaware limited liability company, an aggregate of up to $74.0 million in shares of the Company’s 9.25% Series E Cumulative Non-Convertible Preferred Stock, par value $0.01 per share (the “Series E Preferred Stock”), a new series of the Company’s preferred stock. The proceeds from the sale of the Series E Preferred Stock have been or will be used by the Company primarily to acquire and renovate additional multi-family properties.

Set forth below are summary descriptions of each of the material agreements entered into by the Company and the Operating Partnership with respect to the foregoing transactions. The summary descriptions appearing below are qualified in their entirety by the actual terms of the agreements, copies of which are filed as exhibits to this Current Report on Form 8-K.

Securities Purchase Agreement Relating to the Series E Preferred Stock

On January 7, 2014, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the Investors, pursuant to which the Company issued and sold, and iStar purchased, for cash, 933,438 shares of Series E Preferred Stock, at a price of $10.00 per share, for an aggregate of $9,334,380, and BREDS purchased, for cash, 5,866,562 shares of Series E Preferred Stock, at a price of $10.00 per share, for an aggregate of $58,665,620. In addition, during a period of up to six months and subject to certain conditions, the Company can require the Investors to purchase, on the same pro rata basis as their initial purchase of shares of Series E Preferred Stock, up to an aggregate of 600,000 additional shares of Series E Preferred Stock for cash at a price of $10.00 per share, for an aggregate of $6,000,000. The Securities Purchase Agreement contains customary representations, warranties and covenants of the parties thereto. For additional information regarding the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the Series E Preferred Stock, see Item 3.03 and Item 5.03 of this Current Report on Form 8-K.

The initial closing of the issuance and sale of the Series E Preferred Stock took place on January 7, 2014, simultaneously with the execution and delivery of the Securities Purchase Agreement, and the execution and delivery of the Corporate Governance Agreement and the Pledge Agreement (both as defined below).

The foregoing summary description of the material terms of the Securities Purchase Agreement is qualified in its entirety by the actual terms of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pledge Agreement

In connection with the issuance of the Series E Preferred Stock, the Operating Partnership established a new series of preferred partnership units in the Operating Partnership, the 9.25% Series E Cumulative Non-Convertible Preferred Partnership Units (the “Series E Preferred Units”), that mirror the rights and preferences of the Series E Preferred Stock, the terms of which are described below under “Amendment to Agreement of Limited Partnership.”

On January 7, 2014, the Company and the Operating Partnership entered into a Pledge Agreement (the “Pledge Agreement”) with the Investors, pursuant to which the Company pledged to the Investors the Series E Preferred Units held, or to be acquired, by the Company. Under the terms of the Pledge Agreement, upon the occurrence of certain events related to the Company’s failure to redeem the Series E Preferred Stock pursuant to its terms or the Company’s failure to maintain its status as a real estate investment trust (“REIT”), or certain other events as described in the Pledge Agreement, each of the Investors may notify the Company that it is enforcing its security interest provided for in the Pledge Agreement with respect to the Series E Preferred Units and the Company will immediately thereafter cause the number of Series E Preferred Units equivalent to the number of shares of Series E Preferred Stock owned by such Investor to be transferred to or registered in the name of the Investor (or one of its affiliates or nominees) and redeem such Investor’s shares of Series E Preferred Stock.

The foregoing summary description of the material terms of the Pledge Agreement is qualified in its entirety by the actual terms of the Pledge Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Corporate Governance Agreement

In connection with the transactions contemplated by the Securities Purchase Agreement, on January 7, 2014, the Company amended and restated its Amended and Restated Corporate Governance Agreement (the “Corporate Governance Agreement”) with Elco Landmark Residential Holdings LLC, a Delaware limited liability company, 2335887 Limited Partnership, an Ontario limited partnership, DK Landmark, LLC, a Florida limited liability company, iStar and BREDS, and, solely in their capacity as holders of capital stock of the Company, Joseph G. Lubeck and Edward M. Kobel, to (i) provide the holders of the Series E Preferred Stock and the holders of the Series E Common Stock (as defined below) (if any) with certain rights and obligations under the Corporate Governance Agreement, including the right to elect (voting together as a single class with the holders of the Company’s 8.75% Series D Cumulative Non-Convertible Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”) and the holders of the Company’s Series D Common Stock, par value $0.01 per share (the “Series D Common Stock”), if any) one director designated by a representative of iStar to serve as the “iStar Director” and one director designated by a representative of BREDS to serve as the “BREDS Director,” and (ii) to make certain other changes to conform to the Series E Preferred Articles Supplementary (as defined below).

The iStar Director and the BREDS Director (collectively, the “Preferred Stock Directors”) are each entitled to one vote per director on any matter properly voted on by the Company’s Board of Directors (the “Board”) or any committee thereof; provided, however, that upon the occurrence of an Event of Default (as defined in the Corporate Governance Agreement), until the holders of Series D Preferred Stock have received, in cash, in full, the redemption price pursuant to the terms of the Series D Preferred Articles Supplementary (as defined below) and the holders of Series E Preferred Stock have received, in cash, in full, the Redemption Price (as defined below), the Preferred Stock Directors will each be entitled to five votes per director on any matter properly voted on by the Board or any committee thereof, subject to certain limitations. Upon the redemption of all issued and outstanding shares of Series D Preferred Stock pursuant to the terms of the Series D Preferred Articles Supplementary and all issued and outstanding shares of Series E Preferred Stock pursuant to the terms of the Series E Preferred Articles Supplementary, the right of the Preferred Stock Directors to cast five votes on any matter properly presented to the Board or any committee thereof will cease and the Preferred Stock Directors will again be entitled to one vote per director.

iStar’s and BREDS’s respective rights, undertakings and obligations under the Corporate Governance Agreement will survive indefinitely (including after consummation of the Company’s first underwritten public offering of shares of common stock registered under the Securities Act of 1933, as amended (the “Securities Act”)) until all shares of Series D Preferred Stock, Series D Common Stock, Series E Preferred Stock and Series E Common Stock have been redeemed by the Company and all 8.75% Series D Cumulative Non-Convertible Preferred Partnership Units (the “Series D Preferred Units”) and Series E Preferred Units will have been redeemed by the Operating Partnership.

Consistent with the terms of the Series E Preferred Articles Supplementary, the Company must obtain the prior written consent of both a representative of iStar and a representative of BREDS before taking certain actions (or refraining from taking certain actions), subject to certain limited exceptions. The Company is further restricted from taking certain additional actions upon the occurrence of an Optional Redemption Event (as defined in the Series E Preferred Articles Supplementary) until such time that the Series E Preferred Stock has been redeemed in full, unless the restriction is waived in writing by both a representative of iStar and a representative of BREDS.

The Corporate Governance Agreement also contains substantially similar provisions as the Series E Preferred Articles Supplementary with respect to the exercise of the Exchange Right (as defined below) as further described under Item 3.03 herein and the priority of distributions with respect to the Series E Preferred Stock over the Company’s common stock.

The foregoing summary description of the material terms of the Corporate Governance Agreement is qualified in its entirety by the actual terms of the Corporate Governance Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendments to Agreement of Limited Partnership

On January 7, 2014, in connection with the initial closing of the transactions contemplated by the Securities Purchase Agreement, the Company, as the general partner of the Operating Partnership, executed an amendment to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, to provide for a new series of preferred partnership units, the Series E Preferred Units, that mirror the rights and preferences of the Series E Preferred Stock, the terms of which are described below, and to make conforming changes to the Series D Preferred Units. At the initial closing of the transactions contemplated by the Securities Purchase Agreement, the Company contributed the proceeds from the sale of the Series E Preferred Stock to the Operating Partnership in exchange for 6,800,000 Series E Preferred Units.

The preceding description is qualified in its entirety by reference to the Seventh Amendment to the Agreement of Limited Partnership of the Operating Partnership, a copy of which is attached hereto as Exhibit 3.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth above under Item 1.01 regarding the unregistered sale by the Company of the Series E Preferred Stock pursuant to the Securities Purchase Agreement is incorporated by reference herein. The shares of Series E Preferred Stock were issued and sold by the Company to the Investors in a private placement pursuant to Section 4(2) under the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

On January 6, 2014, the Company filed Articles Supplementary (the “Series E Preferred Articles Supplementary”) with the Maryland State Department of Assessments and Taxation (the “SDAT”) classifying and designating 7,400,000 shares of the Company’s authorized but unissued shares of preferred stock as Series E Preferred Stock. The Series E Preferred Stock ranks senior to the Company’s common stock with respect to dividend rights, redemption rights and rights upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

The Series E Preferred Stock has a liquidation preference of $10.00 per share and entitles the holders to (i) cumulative cash dividends calculated at the Look-Back Rate (as defined below) on the $10.00 per share liquidation preference (the “PIK Dividend”) and (ii) cumulative cash dividends calculated at the Preferred Distribution Rate (as defined below) on the $10.00 per share liquidation preference (the “Current Dividend”). Notwithstanding anything else to the contrary, the PIK Dividend will be reduced by the amount of any Current Dividend with such Current Dividend first offsetting the current portion of the PIK Dividend and then offsetting any accrued and unpaid portion of the PIK Dividend. The Company’s failure to pay in full, in cash, any Current Dividend on any applicable payment date will constitute an Event of Default; provided, however, that, notwithstanding anything else to the contrary, it will not be an Event of Default if the Company elects not to pay the excess of the PIK Dividend over the Current Dividend on any applicable payment date. “Look-Back Rate” means 14.47% per annum, compounded monthly, which rate may be increased to 19.97% per annum, compounded monthly, under certain circumstances described in the Series E Preferred Articles Supplementary. “Preferred Distribution Rate” means (i) 9.25% per annum, compounded monthly, to, but excluding, the date that is 21 months after the original issuance of the Series E Preferred Stock, and (ii) from and after such date, 11.25% per annum, compounded monthly, which rate may be increased to up to 19.97% per annum, compounded monthly, under certain circumstances described in the Series E Preferred Articles Supplementary. Furthermore, the Company is restricted, subject to certain exceptions, from declaring or paying any distributions (or setting aside any funds for the payment of distributions) on its common stock or redeeming, repurchasing or otherwise acquiring shares of its common stock, in either case, unless full cumulative dividends on the Series E Preferred Stock have been or contemporaneously are declared and paid in full in cash for all past dividend periods.

In addition to other preferential rights upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, each holder of Series E Preferred Stock is entitled to receive liquidating distributions in cash in an amount of the Redemption Price (as defined below), before any distribution or payment is made to the holders of the Company’s common stock upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

Prior to taking certain actions (or refraining from taking certain actions), the Company must obtain the prior written consent of both a representative of iStar and a representative of BREDS, subject to certain limited exceptions.

Under the terms of the Series E Preferred Articles Supplementary, on June 28, 2016 (the “Mandatory Redemption Date”), the Company is required to redeem all outstanding shares of Series E Preferred Stock for a cash payment to the holders thereof in an amount per share equal to the Redemption Price (as defined below) calculated as of the redemption date. “Redemption Price” means, with respect to each share, an amount equal to the (i) $10.00 liquidation preference, (ii) plus an amount equal to all accrued and unpaid dividends with respect to such share (whether or not authorized or declared), (iii) plus, as applicable, the Make-Whole Payment and the Per Share Unfunded True-Up Amount (each as defined in the Series E Preferred Articles Supplementary) and interest on the Per Share Unfunded True-Up Amount at a rate of 19.97% per annum, compounded monthly and accruing from the date the Company was obligated to redeem such shares but failed to do so. Subject to certain terms and conditions, including the payment of an Extension Dividend (as defined in the Series E Preferred Articles Supplementary), the Company may extend the Mandatory Redemption Date by 12 months to June 28, 2017. Following the proper extension of the Mandatory Redemption Date to June 28, 2017, subject to certain terms and conditions, including the payment of an Extension Dividend, the Company may further extend the Mandatory Redemption Date by an additional 12 months to June 28, 2018. Following the proper extension of the Mandatory Redemption Date to June 28, 2018, subject to certain terms and conditions, including the payment of an Extension Dividend, the Company may further extend the Mandatory Redemption Date by an additional 12 months to June 28, 2019; provided, that the Company delivers a written asset resolution plan to the holders of the Series E Preferred Stock which will provide for the disposition of the Designated Assets (as defined in the Series E Preferred Articles Supplementary) resulting in proceeds sufficient to fully redeem all outstanding shares of Series E Preferred Stock for the Redemption Price before the new redemption date. Following the proper extension of the Mandatory Redemption Date to June 28, 2019, subject to certain terms and conditions, including the payment of an Extension Dividend, the Company may further extend the Mandatory Redemption Date by an additional six months to December 28, 2019; provided, that the Company delivers a revised written asset resolution plan to the holders of the Series E Preferred Stock which will provide for the disposition of the Designated Assets resulting in proceeds sufficient to fully redeem all outstanding shares of Series E Preferred Stock for the Redemption Price before the new redemption date. Failure to redeem the Series E Preferred Stock by any Mandatory Redemption Date (as extended) will trigger increases in the Preferred Distribution Rate and the Look-Back Rate described above. In addition, if shares of Series E Preferred Stock remain outstanding on June 28, 2018, for a period beginning on such date and ending upon the redemption of all shares of Series E Preferred Stock, iStar and BREDS will jointly have approval rights over all major decisions of the Company, with certain limited exceptions.

Further, if (i) the Company fails to redeem all shares of Series E Preferred Stock after a Mandatory Redemption Date, (ii) the Company notifies the holders of the Series E Preferred Stock that it no longer intends to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), or it has been determined that the Company is likely to fail to qualify, or does not qualify, as a REIT under the Code, or (iii) the Company’s counsel fails to timely deliver a favorable opinion required by the Series E Preferred Articles Supplementary, each Investor may exercise its right (the “Exchange Right”) to foreclose upon the pledge of the Series E Preferred Units pursuant to the Pledge Agreement, and to cause the Company to redeem each share of such Investor’s outstanding Series E Preferred Stock (the “Exchange Shares”) for (x) one Series E Preferred Unit and (y) a number of shares of a new series of common stock of the Company, par value $0.01 per share (the “Series E Common Stock”) equal to the quotient obtained by dividing (x) the number of Exchange Shares divided by 1,000 and (y) the number of Exchange Shares.

On January 6, 2014, the Company filed Articles Supplementary (the “Series E Common Articles Supplementary”) with the SDAT classifying and designating 7,400 shares of the Company’s authorized but unissued shares of common stock as Series E Common Stock, which will only be issued in connection with the exercise of the

Exchange Right, as described above. All of the shares of Series E Common Stock held by a holder thereof will be automatically redeemed by the Company for a price of $0.01 per share, payable in cash, upon any redemption, or any repurchase by the Company or the Operating Partnership, of the Series E Preferred Units held by such holder. Holders of shares of Series E Common Stock will not have any right to receive dividends from the Company.

Holders of the Series E Preferred Stock and the Series E Common Stock will vote together as a single class for the election of the iStar Director and the BREDS Director, and on certain other matters with respect to which voting rights have been conferred upon them. In addition, subject to certain limitations, holders of the Series E Common Stock will vote together as a single class with the holders of the Company’s common stock on any matter presented to the common stockholders for their action or consideration at any meeting of stockholders or, to the extent permitted, by written consent in lieu of a meeting.

The foregoing description of the Series E Preferred Stock, the Series E Common Stock, the Series E Preferred Articles Supplementary and the Series E Common Articles Supplementary is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the Series E Preferred Articles Supplementary and the Series E Common Articles Supplementary, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 6, 2014, the Company filed the Series E Preferred Articles Supplementary with the SDAT classifying and designating 7,400,000 shares of the Company’s authorized but unissued shares of preferred stock as Series E Preferred Stock. The Series E Preferred Articles Supplementary became effective on January 6, 2014. The information about the Series E Preferred Articles Supplementary under Item 3.03 of this Current Report on Form 8-K, including the summary description of the powers, preferences and privileges of the Series E Preferred Stock, is incorporated herein by reference. A copy of the Series E Preferred Articles Supplementary establishing the Series E Preferred Stock is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 6, 2014, the Company also filed the Series E Common Articles Supplementary with the SDAT classifying and designating 7,400 shares of the Company’s authorized but unissued shares of common stock as Series E Common Stock, which will only be issued in connection with the exercise of the Exchange Right, as described in Item 3.03 above. The Series E Common Articles Supplementary became effective on January 6, 2014. The information about the Series E Common Articles Supplementary under Item 3.03 of this Current Report on Form 8-K, including the summary description of the powers, preferences and privileges of the Series E Common Stock, is incorporated herein by reference. A copy of the Series E Common Articles Supplementary establishing the Series E Common Stock is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the filing of the Series E Preferred Articles Supplementary, on January 6, 2014, the Company filed Articles of Amendment (the “Articles of Amendment”) with the SDAT amending certain provisions of the Articles Supplementary of the Series D Preferred Stock filed with SDAT on June 28, 2013, as amended (the “Series D Preferred Articles Supplementary”) to make conforming changes to the Series D Preferred Stock. A copy of the Articles of Amendment is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, on January 7, 2014, the Board amended and restated the Company’s bylaws to incorporate certain provisions from the Corporate Governance Agreement and Series E Preferred Articles Supplementary described elsewhere in this Current Report on Form 8-K. A copy of the amended and restated bylaws is filed as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

The Company’s statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially from those included in the forward-looking statements. The Company intends those forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company is including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, intentions and expectations, are generally identifiable by use of the words “expect,” “project,” “may,” “will,” “should,” “could,” “would,” “intend,” “plan,” “propose,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.

Item 9.01. Financial Statements and Exhibits.

The agreements included as exhibits to this Current Report on Form 8-K are intended to provide information regarding their terms, and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

d. Exhibits:

Exhibit Number	Description

3.1	Articles Supplementary designating the 9.25% Series E Cumulative Non-Convertible Preferred Stock, par value $0.01 per share, of Landmark Apartment Trust of America, Inc.

3.2	Articles Supplementary designating the Series E Common Stock, par value $0.01 per share, of Landmark Apartment Trust of America, Inc.

3.3	Articles of Amendment amending certain provisions of the Articles Supplementary for the designation of the 8.75% Series D Cumulative Non-Convertible Preferred Stock.

3.4	Third Amended and Restated Bylaws of Landmark Apartment Trust of America, Inc.

3.5	Seventh Amendment to Agreement of Limited Partnership of Landmark Apartment Trust of America Holdings, LP.

10.1	Securities Purchase Agreement, dated as of January 7, 2014, by and among Landmark Apartment Trust of America, Inc., iStar Apartment Holdings LLC, and BREDS II Q Landmark LLC.

10.2	Pledge Agreement, dated as of January 7, 2014, by and between Landmark Apartment Trust of America, Inc., Landmark Apartment Trust of America Holdings, LP., iStar Apartment Holdings LLC, and BREDS II Q Landmark LLC.

10.3	Amended and Restated Corporate Governance Agreement, dated as of January 7, 2014, by and among Landmark Apartment Trust of America, Inc., ELCO Landmark Residential Holdings LLC, DK Landmark, LLC, iStar Apartment Holdings LLC, and BREDS II Q Landmark LLC and the other parties named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 10, 2014	Landmark Apartment Trust of America, Inc.

	By:	/s/ Stanley J. Olander, Jr.
	Name:	Stanley J. Olander, Jr.
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles Supplementary designating the 9.25% Series E Cumulative Non-Convertible Preferred Stock, par value $0.01 per share, of Landmark Apartment Trust of America, Inc.

3.2	Articles Supplementary designating the Series E Common Stock, par value $0.01 per share, of Landmark Apartment Trust of America, Inc.

3.3	Articles of Amendment amending certain provisions of the Articles Supplementary for the designation of the 8.75% Series D Cumulative Non-Convertible Preferred Stock.

3.4	Third Amended and Restated Bylaws of Landmark Apartment Trust of America, Inc.

3.5	Seventh Amendment to Agreement of Limited Partnership of Landmark Apartment Trust of America Holdings, LP.

10.1	Securities Purchase Agreement, dated as of January 7, 2014, by and among Landmark Apartment Trust of America, Inc., iStar Apartment Holdings LLC, and BREDS II Q Landmark LLC.

10.2	Pledge Agreement, dated as of January 7, 2014, by and between Landmark Apartment Trust of America, Inc., Landmark Apartment Trust of America Holdings, LP., iStar Apartment Holdings LLC, and BREDS II Q Landmark LLC.

10.3	Amended and Restated Corporate Governance Agreement, dated as of January 7, 2014, by and among Landmark Apartment Trust of America, Inc., ELCO Landmark Residential Holdings LLC, DK Landmark, LLC, iStar Apartment Holdings LLC, and BREDS II Q Landmark LLC and the other parties named therein.